Turner Funds

Turner All Cap Growth Fund

1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

July 3, 2014

Dear Shareholder:

On behalf of the Board of Trustees of the Turner Funds (the "Trust"), we are pleased to invite you to a special meeting of shareholders of the Turner All Cap Growth Fund (the "All Cap Growth Fund") to be held at 11:00 a.m. (Eastern time) on August 22, 2014 at the offices of Turner Investments, L.P., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 (the "Special Meeting"). At the Special Meeting, you will be asked to approve a plan of reorganization, dated as of May 16, 2014 (the "Plan of Reorganization"), which contemplates the reorganization of the All Cap Growth Fund into the Turner Midcap Growth Fund (the "Midcap Growth Fund"). Investor Class Shares of the All Cap Growth Fund, the only share class of the All Cap Growth Fund with shares outstanding, will be subject to the reorganization. Turner Investments, L.P. ("Turner") will pay all costs associated with the reorganization. The All Cap Growth Fund and the Midcap Growth Fund are sometimes referred to as the "Funds."

The Trustees of the Trust unanimously recommend that you vote to approve the proposed reorganization.

•  Similar Investment Objectives and Policies; Common Portfolio Management Team Member and Investment Adviser

The investment objectives of the All Cap Growth Fund, the "target" fund, and the Midcap Growth Fund, the "acquirer" fund are similar — the All Cap Growth Fund seeks long-term capital appreciation, while the Midcap Growth Fund seeks capital appreciation. The All Cap Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in companies with strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. Although it may invest in companies of any size, the All Cap Growth Fund generally invests in stocks of medium- to large-capitalization companies and will generally purchase securities of companies with market capitalizations of at least $1 billion. The All Cap Growth Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The Midcap Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of U.S. companies with medium market capitalizations that Turner believes have strong earnings growth potential. For this purpose, the Midcap Growth Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. Midcap companies are defined by the Midcap Growth Fund for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). The Midcap Growth Fund may continue to hold securities of companies whose market capitalizations were within such range at the time of purchase but whose current market capitalization may be outside of that range. As of April 30, 2014, the market capitalization of the Midcap Growth Index ranged from $697 million to $35.6 billion. The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index.

Turner serves as investment adviser to each of the Funds. Christopher K. McHugh is lead portfolio manager for the Midcap Growth Fund. Christopher K. McHugh and Tara R. Hedlund are co-lead portfolio managers for the All Cap Growth Fund. Mr. McHugh co-founded Turner in 1990. Ms. Hedlund joined Turner in 2000. As of May 30, 2014, the net assets of the All Cap Growth Fund and the Midcap Growth Fund were approximately $17 million and $355 million, respectively.

•  Total Operating Expenses; No Sales Loads

The gross total operating expense ratio for the Midcap Growth Fund is lower than that of the All Cap Growth Fund, while the net total operating expense ratio for the All Cap Growth Fund is lower than that of the Midcap Growth Fund, as reflected in the Fund's prospectus dated January 31, 2014. There will be no sales loads imposed in connection with the reorganization. As of January 31, 2014, the date of the Funds' most recent prospectus, the gross and net total operating expense ratios of the Investor Class Shares of the All Cap Growth Fund were 1.43% and 0.85%, respectively. As of January 31, 2014, the gross and net total operating expense ratio of the Investor Class Shares of the Midcap Growth Fund were 1.33% and 1.18%, respectively. Additionally, the advisory fee for the All Cap Growth Fund is subject to a performance adjustment based on the All Cap Growth Fund's performance relative to the performance of the NASDAQ Composite Index and may range from 0.70% to 1.50% depending on the All Cap Growth Fund's performance. The performance adjustment is computed based on the average net assets of the All Cap Growth Fund over the current month plus the previous 11 months. Because the performance fee is based on the average net assets of the rolling 12 month period, and the base fee is based on the average net assets of the current month, the advisory fee shown in the proxy/prospectus may be lower or higher than the stated range. The Investment Adviser has contractually agreed to waive fees and reimburse Fund expenses to keep the All Cap Growth Fund's "Other Expenses" (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.25% through January 31, 2015. The Investment Adviser has contractually agreed to waive fees and expenses to keep "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of the Investor Class of the Midcap Growth Fund (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 1.18% through July 1, 2015. The investment advisory fee and net total operating expenses for the All Cap Growth Fund as of January 31, 2014 were lower than the investment advisory fee and net total operating expenses for the Midcap Growth Fund due to the effect of fluctuations in the net assets of the All Cap Growth Fund on the Fund's advisory fee. Historically, the investment advisory fees and net total operating expense ratios for the All Cap Growth Fund have more often been higher than the investment advisory fees and net total operating expense ratios for the Midcap Growth Fund.

•  Comparable Recent Relative Performance

Although past performance is no assurance of future results, while the performance of the All Cap Growth Fund over the five-and 10-year periods ended December 31, 2013 has been better than that of the Midcap Growth Fund, the investment performance of the Midcap Growth Fund over the one- and three-year periods ended December 31, 2013 has been better than that of the All Cap Growth Fund. The investment performance of the All Cap Growth Fund over the first six months of 2014 has been better than that of the Midcap Growth Fund.

•  Potential Economies of Scale

As of May 30, 2014, the net assets of the All Cap Growth Fund and the Midcap Growth Fund were $17 million and $355 million, respectively. Shareholders of both the All Cap Growth Fund and Midcap Growth Fund may benefit from the greater efficiencies and economies of scale that can result from an investment in a larger combined fund, including potential lower expense ratios and greater portfolio management efficiencies. After reviewing and considering, with the assistance of independent legal counsel, a number of factors relating to the Trust, the Funds and Turner, the Trustees determined that the reorganization is in the best interests of the All Cap Growth and Midcap Growth Funds and their shareholders and that the interests of the existing shareholders of those Funds would not be diluted as a result of the reorganization.

The Midcap Growth Fund shares you receive in the reorganization will have the same total dollar value as the total dollar value of the All Cap Growth Fund shares that you held immediately prior to the reorganization. The net asset value of the All Cap Growth Fund will not be affected by the reorganization. That means that the reorganization will not result in a dilution of any shareholder's interest. Therefore, the market value of your shares will remain the same, although the number of shares you own after the reorganization may change. The exchange of All Cap Growth Fund shares for Midcap Growth Fund shares is intended to be tax-free under federal income tax laws.

For more information about the reorganization, please carefully review the enclosed materials. The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus, a Proxy Ballot and a Fund prospectus are enclosed.

Please return your Proxy Ballot or follow the instructions in the enclosed materials to vote on-line or by telephone, so that your vote will be counted.

Your vote is important to us regardless of the number of shares that you own. Please vote by returning your Proxy Ballot today in the enclosed postage-paid envelope. You also may vote your proxy by a toll-free phone call or by voting on-line, as indicated in the enclosed materials.

If you have any questions about the reorganization, please do not hesitate to contact the Trust toll free at 1-800-224-6312.

We look forward to your attendance at the Special Meeting or receiving your proxy card(s) or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.

Sincerely,

Stephen J. Negrotti
President and Trustee

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TURNER FUNDS
July 3, 2014

Questions & Answers

For Shareholders of the All Cap Growth Fund:

The following questions and answers provide an overview of the proposal to reorganize the All Cap Growth Fund into the Midcap Growth Fund. We also encourage you to read the full text of the combined proxy statement/prospectus (the "Proxy/Prospectus") that follows.

Q:  What are shareholders being asked to vote upon?

A:  Shareholders of the Turner All Cap Growth Fund (the "All Cap Growth Fund") are being asked in the attached Proxy/Prospectus to consider and approve a proposal to reorganize that Fund into the Turner Midcap Growth Fund (the "Midcap Growth Fund").

Q:  Why has the reorganization of the All Cap Growth Fund into the Midcap Growth Fund been recommended?

A:  The Trustees of the Trust (the "Trustees"), including those Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the reorganization of the All Cap Growth Fund into the Midcap Growth Fund is in the best interest of the shareholders of each of the All Cap Growth Fund and the Midcap Growth Fund and that interests of the existing shareholders of the All Cap Growth Fund and the Midcap Growth Fund will not be diluted as a result of the reorganization.

Shareholders of both the All Cap Growth Fund and Midcap Growth Fund may benefit from the greater efficiencies that could result from the reorganization. The gross total operating expense ratio of the Midcap Growth Fund after the reorganization is expected to be lower than the current gross total operating expense ratio of the All Cap Growth Fund. Turner has contractually committed to limit the expenses of the All Cap Growth Fund through January 31, 2015 and to limit expenses of the Midcap Growth Fund for at least one year from the date of this Proxy/Prospectus.

The Trustees reviewed and considered, with the assistance of independent legal counsel, a number of factors relating to the reorganization. The Trustees also considered that neither the All Cap Growth Fund nor the Midcap Growth Fund will bear any fees or expenses in connection with the reorganization. Under the Plan of Reorganization, dated as of May 16, 2014 (the "Plan of Reorganization"), which contemplates the reorganization of the All Cap Growth Fund into the Midcap Growth Fund, all of the fees and expenses, estimated at approximately $80,000, in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization whether or not the transactions contemplated are concluded will be paid by Turner Investments, L.P. ("Turner").

Q:  What is the anticipated timing of the reorganization?

A:  The Special Meeting of shareholders to consider the proposal is scheduled to occur on August 22, 2014. If all necessary approvals are obtained, the proposed reorganization will likely take place on or about September 2, 2014.

Q:  Who will receive the Proxy/Prospectus material?

A:  The Proxy/Prospectus will be mailed to all persons and entities that held shares of record in the All Cap Growth Fund on or about July 7, 2014. Please note that in some cases record ownership of and/or voting authority over All Cap Growth Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the combined Proxy/Prospectus.

Q:  How is the All Cap Growth Fund proposed to be reorganized?

A:  The Plan of Reorganization, approved by the Trustees, contemplates the reorganization of the All Cap Growth Fund into the Midcap Growth Fund. If the reorganization is approved by shareholders, All Cap Growth Fund shareholders who do not wish to have their All Cap Growth Fund shares exchanged for shares of the Midcap Growth Fund as part of the reorganization should redeem their shares prior to the consummation of the reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. You should consult your tax adviser for further information on the federal, state, local and foreign tax consequences relevant to your situation.

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Q:  What are the costs and federal tax implications to shareholders in connection with the proposed reorganization?

A:  The Trust will not bear any direct fees or expenses in connection with the reorganization. Under the Plan of Reorganization, Turner has agreed to pay all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization whether or not the transactions contemplated are concluded.

The exchange of All Cap Growth Fund shares for Midcap Growth Fund shares is intended to be tax-free under federal income tax laws, and the Funds have received a tax opinion to that effect. Nonetheless, it is possible that the sale of securities by the All Cap Growth Fund prior to the reorganization, whether in the ordinary course of business or in anticipation of the reorganization, might increase the amount of the final distribution made by the All Cap Growth Fund prior to the reorganization. Immediately prior to the reorganization, the All Cap Growth Fund will declare and pay a final distribution to shareholders of all of the All Cap Growth Fund's remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the reorganization.

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Turner Funds

Turner All Cap Growth Fund
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On August 22, 2014

To Shareholders of the Turner All Cap Growth Fund:

NOTICE IS GIVEN THAT a special meeting (the "Special Meeting") of the shareholders of the Turner All Cap Growth Fund (the "All Cap Growth Fund") of the Turner Funds (the "Trust"), will be held at 11:00 a.m. (Eastern time), on August 22, 2014 at the offices of Turner Investments, L.P., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 for the purpose of considering and voting upon:

ITEM 1. A proposal to approve a Plan of Reorganization which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the All Cap Growth Fund to the Turner Midcap Growth Fund (the "Midcap Growth Fund") in exchange for Investor Class Shares of the Midcap Growth Fund; and (2) the distribution of the Investor Class Shares of the Midcap Growth Fund to the shareholders of the All Cap Growth Fund in liquidation of the All Cap Growth Fund.

Item 1 is described in the attached Combined Proxy Statement/Prospectus. The Trustees of the Trust (the "Trustees") unanimously recommend that you vote in favor of the proposal.

Shareholders of record as of the close of business on June 16, 2014 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponements thereof.

You are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot that is being solicited by the Trustees. This is important to ensure a quorum at the Special Meeting. You also may return proxies by: 1) touch-tone voting or 2) voting on-line. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation, touch tone voting, voting on-line or a subsequently executed proxy or by attending the Special Meeting and voting in person.

By Order of the Board of Trustees,

Stephen J. Negrotti
President and Trustee, Turner Funds

We need your proxy vote immediately. You may think that your vote is not important, but it is. By law, the Special Meeting will have to be adjourned with respect to the All Cap Growth Fund without conducting any business if shares representing a majority interest in the All Cap Growth Fund entitled to vote in person or by proxy at the meeting are not represented at the meeting. In that event, the Trust would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Trust to hold the Special Meeting as scheduled, so please return your proxy ballot immediately or vote on-line or by telephone.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO
BE HELD ON AUGUST 22, 2014

The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus are available on the Trust's website at www.turnerinvestments.com.

By Order of the Board of Trustees

Stephen J. Negrotti
President and Trustee, Turner Funds

July 3, 2014

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COMBINED PROXY STATEMENT/PROSPECTUS
July 3, 2014

TURNER FUNDS
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312
1-800-224-6312

This combined proxy statement/prospectus ("Proxy/Prospectus") is being sent to shareholders of the Turner All Cap Growth Fund (the "All Cap Growth Fund"), a series of the Turner Funds, a Massachusetts business trust (the "Trust"). The Trust's Trustees (the "Trustees") have called a Special Meeting of Shareholders (the "Special Meeting") at the offices of Turner Investments, L.P., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on August 22, 2014 at 11:00 a.m. Eastern time.

At the Special Meeting, shareholders will be asked:

•  To approve a Plan of Reorganization dated as of May 16, 2014 (the "Plan of Reorganization") which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the All Cap Growth Fund to the Turner Midcap Growth Fund (the "Midcap Growth Fund") in exchange for Investor Class Shares of the Midcap Growth Fund; and (2) the distribution of the Investor Class Shares of the Midcap Growth Fund to the shareholders of the All Cap Growth Fund in liquidation of the All Cap Growth Fund.

Plan of Reorganization. The Plan of Reorganization, which is attached as Appendix A, provides for the transfer of all of the assets and liabilities of the All Cap Growth Fund to the Midcap Growth Fund in exchange for Investor Class Shares of the Midcap Growth Fund. As a result of the reorganization, shareholders of the All Cap Growth Fund will become shareholders of the Midcap Growth Fund (the All Cap Growth Fund and Midcap Growth Fund are sometimes referred to as the "Funds"). The transactions contemplated by the Plan of Reorganization are referred to collectively as the "Reorganization."

This Proxy/Prospectus sets forth concisely the information that an All Cap Growth Fund shareholder should know before voting on the Reorganization and investing in the Midcap Growth Fund, and should be retained for future reference. It is both a proxy statement for the Special Meeting and a prospectus for the Midcap Growth Fund.

Additional information is set forth in the Statement of Additional Information dated July 3, 2014, relating to this Proxy/Prospectus, in the statutory prospectus dated January 31, 2014, as supplemented, for the Turner Funds, and in the summary prospectus dated January 31, 2014, each of which is incorporated herein by reference. The Statement of Additional Information relating to this Proxy/Prospectus is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge by calling the Trust at the telephone number stated above or by writing the Trust at the following address: Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. In addition, a current summary prospectus accompanies this Proxy/Prospectus. The Annual Report for the Funds for the fiscal year ended September 30, 2013 can each be obtained without charge by calling or writing the Trust at the telephone number or address stated above. Each of these documents together with other information about the Funds is also available on the SEC's website at www.sec.gov.

This Proxy/Prospectus is expected to be first sent to shareholders on or about July 7, 2014. Turner Investments, L.P. ("Turner") has retained Broadridge to provide solicitation services in connection with the Special Meeting at an estimated cost of $20,000. Turner will pay for this expense.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy/Prospectus. Any representation to the contrary is a criminal offense.

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PROXY STATEMENT/PROSPECTUS

Table of Contents

SUMMARY	1
Board's Consideration of the Reorganization	1
The Reorganization	1
Federal Income Tax Consequences of the Reorganization	2
Comparative Fees and Expenses	2
Overview of the All Cap Growth Fund and the Midcap Growth Fund	4
Voting Information	5
PRINCIPAL RISK FACTORS	5
Risks of Investing in the All Cap Growth Fund and the Midcap Growth Fund	5
PERFORMANCE	7
PURCHASING, SELLING AND EXCHANGING SHARES	9
INFORMATION ABOUT THE REORGANIZATION	9
Trustees' Considerations	9
The Plan of Reorganization	10
Description of the Securities to be Issued	11
Federal Income Tax Consequences	11
Capitalization	13
COMPARISON OF THE ALL CAP GROWTH FUND AND THE MIDCAP GROWTH FUND	13
Investment Objectives and Principal Investment Strategies	13
Other Investment Practices and Investment Securities of the All Cap Growth Fund and the Midcap Growth Fund	14
Investment Adviser and Advisory Fee Information	15
Other Service Providers	15
Administration Arrangements	15
Dividends and Other Distributions	15
ADDITIONAL INFORMATION ABOUT THE ALL CAP GROWTH FUND AND THE MIDCAP GROWTH FUND	15
Financial Highlights	15
Materials Incorporated By Reference	17
VOTING INFORMATION	18
General Information	18
Shareholder and Board Approvals	18
Quorum and Adjournment	18
Principal Shareholders	19
OTHER INFORMATION	20
Shareholder Proposals	20
Other Business	21
Householding	21
Available Information	21
Financial Statements	21
SHAREHOLDER INQUIRIES	21
APPENDIX A	A-1

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SUMMARY

The following is a summary of certain information contained in this Proxy/Prospectus and the Plan of Reorganization. The Plan of Reorganization governs the terms of the Reorganization and is attached as Appendix A.

Board's Consideration of the Reorganization

At a meeting held on May 16, 2014, the Trustees considered the Plan of Reorganization and the Reorganization of the All Cap Growth Fund into the Midcap Growth Fund. Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees, including all Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), who were represented by independent legal counsel, determined that participation in the Reorganization, as contemplated by the Plan of Reorganization, was in the best interests of the shareholders of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. For additional information, see "Information about the Reorganization — Trustees' Considerations."

The Trustees unanimously recommend that shareholders of the All Cap Growth Fund approve the Plan of Reorganization.

The Reorganization

As set forth in the Plan of Reorganization, the Reorganization between the All Cap Growth Fund and the Midcap Growth Fund would involve:

•  The acquisition of all of the assets of the All Cap Growth Fund by the Midcap Growth Fund and the assumption by the Midcap Growth Fund of all of the liabilities of the All Cap Growth Fund, in exchange for Investor Class Shares of the Midcap Growth Fund having an aggregate value equal to the aggregate net asset value of Investor Class Shares of the All Cap Growth Fund, as of the close of business on the business day immediately preceding the effective time of the Reorganization;

•  The distribution of the Midcap Growth Fund's Investor Class Shares to each holder of the All Cap Growth Fund's Investor Class Shares, as of the effective time of the Reorganization; and

•  The complete liquidation of the All Cap Growth Fund.

As a result of the Reorganization, each All Cap Growth Fund shareholder will become a shareholder of the Midcap Growth Fund and will hold, immediately after the Reorganization, Midcap Growth Fund shares having a total dollar value equal to the total dollar value of the shares such shareholder held in the All Cap Growth Fund immediately prior to the effectiveness of the Reorganization. The All Cap Growth Fund has issued only one class of shares, Investor Class Shares, and shareholders of the All Cap Growth Fund will receive Investor Class Shares of the Midcap Growth Fund as a result of the Reorganization. The Midcap Growth Fund offers two additional classes of shares named Institutional Class Shares and Retirement Class Shares. The exchange of shares in the Reorganization is intended to be tax-free under federal income tax laws.

If approved, the Reorganization will occur as of the opening of business on or about September 2, 2014, or another date selected by the Trust. Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding voting interests of the All Cap Growth Fund or (2) 67% or more of the voting interests of the All Cap Growth Fund present at the Special Meeting if more than 50% of the outstanding voting interests of the All Cap Growth Fund are represented at the Special Meeting in person or by proxy. See "Information about the Reorganization" and "Voting Information" below.

At a meeting of the Board of Trustees on May 16, 2014, management of Turner, investment adviser to the Funds, presented to the Trustees for their consideration a proposal to reorganize the All Cap Growth Fund into the Midcap Growth Fund. Representatives of Turner explained that the All Cap Growth Fund was not expected to reach the necessary scale needed in order to reduce its expense ratio and achieve other economic efficiencies for the Fund's shareholders. After review and evaluation of the possible alternatives, Turner recommended that the Trustees consider the Reorganization.

At that meeting, the Trustees reviewed and considered, with the assistance of independent legal counsel, a number of factors relating to the Trust, the Funds and Turner. For the reasons cited above and the additional reasons set forth below under "Information about the Reorganization — Trustees' Considerations," the Trustees unanimously recommend the approval of the proposed Reorganization by All Cap Growth Fund shareholders.

Turner anticipates selling a portion of the All Cap Growth Fund's portfolio holdings shortly prior to or after the Reorganization. To the extent that the All Cap Growth Fund's securities holdings are sold prior to the Reorganization, the proceeds of such sales will be held in temporary investments or reinvested in assets that the Midcap Growth Fund may hold. The sale of securities either prior to the Reorganization or shortly thereafter could result in the All Cap Growth Fund or the Midcap Growth Fund realizing gains, and making taxable distributions to shareholders attributable to those gains, that would not otherwise have been realized but for the Reorganization. Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transactional costs to be borne by the All Cap Growth Fund.

Federal Income Tax Consequences of the Reorganization

It is intended that the Reorganization will not result in the recognition, for federal income tax purposes, of gain or loss by the All Cap Growth Fund, the Midcap Growth Fund or their respective shareholders. Nonetheless, the sale of securities by the All Cap Growth Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, may increase the amount of the final distribution made by the All Cap Growth Fund prior to the Reorganization. Immediately prior to the Reorganization, the All Cap Growth Fund will declare and pay a distribution to shareholders of all of the All Cap Growth Fund's remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization.

The Trust has received an opinion from its counsel, Drinker Biddle & Reath LLP (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). See "Information about the Reorganization — Federal Income Tax Consequences," below.

Comparative Fees and Expenses

All Cap Growth Fund and Midcap Growth Fund Expenses

Expense Ratio Tables. Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The total expenses of the Investor Class of the All Cap Growth Fund (the All Cap Growth Fund has issued one class of shares, Investor Class) and Midcap Growth Fund differ on a gross basis, and on a net basis when taking into account contractual fee waivers and expense reimbursements currently in place by Turner.

The following table: (1) compares the fees and expenses for Investor Class shares of the All Cap Growth Fund and the Midcap Growth Fund and (2) shows the estimated fees and expenses for both classes of the Midcap Growth Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The tables enable you to compare and contrast the recent expense levels for the All Cap Growth Fund and the Midcap Growth Fund and obtain a general idea of what the expense levels would be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the portfolios. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project levels but actual expenses may be greater or less than those shown.

The annual operating expenses of the All Cap Growth Fund and Midcap Growth Fund are based on actual expenses for the twelve months ended September 30, 2013. The Combined Fund (as defined below) pro forma expense ratios are constructed by assuming that the Reorganization occurred on September 30, 2013 and assume that the Funds' fee waivers were in effect for the Combined Fund at this time.

For financial statement purposes the Midcap Growth Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Midcap Growth Fund's operating history will be used for financial reporting purposes.

Example Table. Following the expense ratio table are expense examples intended to help you compare and contrast the cost of investing in Investor Class Shares of: (1) the All Cap Growth Fund as it currently exists, (2) the Midcap Growth Fund as it currently exists, and (3) the Midcap Growth Fund if it acquires the All Cap Growth Fund (i.e., the "pro forma" figure) (the "Combined Fund").

The examples depict the dollar amount of expenses on a hypothetical investment in each of the Funds for the periods shown. In the "pro forma" line, the dollar figures shown are computed based on the net total operating expense figure for the first year of operation, and on the total annual fund operating expenses for subsequent years. In other words, the examples do not reflect expense reimbursements beyond the one-year term of the current expense reimbursements.

Investor Class Shares

Shareholder Fees (paid directly from your investment)

	All Cap Growth Fund (Target Fund) Investor Class Shares	Midcap Growth Fund (Acquirer Fund) Investor Class Shares	Combined Fund (Midcap Growth Fund) Investor Class Shares (Pro Forma)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	All Cap Growth Fund (Target Fund) Investor Class Shares		Midcap Growth Fund (Acquirer Fund) Investor Class Shares		Combined Fund (Midcap Growth Fund) Investor Class Shares (Pro Forma)
Investment Advisory Fees	0.60	%(1)	0.75%		0.75%
Distribution (12b-1) Fees	None		None		None
Other Expenses	0.58%		0.33%		0.33%
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Total Annual Fund Operating Expenses	1.43%		1.33%		1.33%
Fee Waivers and Expense Reimbursements	(0.58	)%(2)	(0.15	)%(3)	(0.15	)%(3)
Net Total Operating Expenses after Fee Waivers and Expense Reimbursements	0.85%		1.18%		1.18%

(1)  The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the NASDAQ Composite Index and may range from 0.70% to 1.50% depending on the Fund's performance. The performance adjustment is computed based on the average net assets of the Fund during the current month plus the previous eleven months. Because the performance fee is based on the average net assets of the rolling 12 month period, and the base fee is based on the average net assets of the current month, the investment advisory fee shown in the table may be lower or higher than the stated range.

(2)  Turner Investments, L.P. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the All Cap Growth Fund's "Other Expenses" (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.25% through January 31, 2015. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2015. Turner may discontinue this arrangement at any time after January 31, 2015. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

(3)  Turner has contractually agreed to waive fees and reimburse Fund expenses to keep the "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of the Investor Class Shares of the Midcap Growth Fund (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 1.18% through July 1, 2015. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to July 1, 2015. Turner may discontinue this arrangement at any time after July 1, 2015. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

Examples

The following example is intended to help you compare the cost of investing in: (1) the All Cap Growth Fund as it currently exists; (2) the Midcap Growth Fund as it currently exists; and (3) the Midcap Growth Fund if it acquires the All Cap Growth Fund (i.e., the Combined Fund Pro Forma) with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in Investor Class Shares of each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your approximate cost would be:

Investor Class Shares

	1 year	3 years	5 years	10 years
Turner All Cap Growth Fund	$87	$395	$726	$1,663
Turner Midcap Growth Fund	$120	$407	$714	$1,588
Combined Fund Pro Forma	$120	$407	$714	$1,588

Overview of the All Cap Growth Fund and the Midcap Growth Fund

Comparison of Investment Objectives and Principal Investment Strategies

The following chart summarizes the investment objective of the All Cap Growth Fund and the Midcap Growth Fund.

Turner All Cap Growth Fund:

Investment Objective: Seeks long-term capital appreciation.

Principal Investment Strategy: The All Cap Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in companies with strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. Although it may invest in companies of any size, the All Cap Growth Fund generally invests in stocks of medium- to large-capitalization companies and will generally purchase securities of companies with market capitalizations of at least $1 billion. The All Cap Growth Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The All Cap Growth Fund will not invest more than 50% of its assets in any one sector of the economy (for examples, technology or industrial), and will not invest more than 25% of its assets in any one industry or group of industries. Subject to its investment policy above, during normal market conditions the Fund may invest its assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available. The Fund's investment strategy may be changed upon 60 days' prior notice to shareholders.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including American Depositary Receipts ("ADRs").

The Fund is classified as diversified under the 1940 Act.

Turner Midcap Growth Fund:

Investment Objective: Seeks capital appreciation.

Principal Investment Strategy: The Turner Midcap Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of U.S. companies with medium market capitalizations that Turner believes have strong earnings growth potential. For this purpose, the Midcap Growth Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. Midcap companies are defined by the Midcap Growth Fund for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). As of April 30, 2014, the market capitalization of the Midcap Growth Index ranged from $697 million to $35.6 billion. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, or to adjust stock position size relative to the Midcap Growth Index. The Fund's investment strategy may be changed upon 60 days' prior notice to shareholders.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including ADRs.

The Fund is classified as diversified under the 1940 Act.

The investment objectives, policies and restrictions of the All Cap Growth Fund are, in general, similar to those of the Midcap Growth Fund. However, there are certain differences between the investment policies and restrictions of the All Cap Growth Fund and the Midcap Growth Fund. For example, the Midcap Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of U.S. companies with medium market capitalizations that Turner believes have strong earnings growth potential, while the All Cap Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed and may invest in companies of any size. For additional information about the investment policies and restrictions of the Funds, see "Comparison of the All Cap Growth Fund and Midcap Growth Fund — Investment Objectives and Principal Strategies — Other Investment Practices and Investment Securities of the All Cap Growth Fund and Midcap Growth Fund and Comparison of All Cap Growth Fund and Midcap Growth Fund — Investment Objectives and Principal Strategies — Investment Restrictions."

Service Providers

Turner serves as investment adviser to each Fund.

For a detailed description of the management of the Funds, including Turner and other service providers to the Funds, see "Comparison of All Cap Growth and Midcap Growth Fund — Investment Adviser and Advisory Fee Information," "Comparison of All Cap Growth and Midcap Growth Fund — Other Service Providers," and the Funds' prospectus which accompanies this Proxy/Prospectus.

Share Class Characteristics and Shareholder Transactions and Services

Investor Class Shares of the Funds are offered at net asset value with no front-end or contingent deferred sales charges.

The purchase, redemption, dividend, exchange (as to Investor Class Shares) and other policies and procedures of the All Cap Growth Fund and Midcap Growth Fund are generally similar. At this time, purchases of Investor Class Shares of the All Cap Growth Fund are not subject to a 2.00% redemption fee for redemptions (including exchanges) within 90 days of purchase, although the Board of Trustees is authorized to implement a redemption fee if it believes doing so is necessary to combat short-term trading. The Midcap Growth Fund does not have a redemption fee and neither the Midcap Growth Fund nor the Combined Fund will be subject to a redemption fee. See the prospectus under "Other Policies" for more information.

Voting Information

The Trustees are furnishing this Proxy/Prospectus in connection with the solicitation of proxies. Only shareholders of record at the close of business on June 16, 2014 will be entitled to vote at the Special Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of the proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. For additional information, see "Voting Information" below.

PRINCIPAL RISK FACTORS

Risks of Investing in the All Cap Growth Fund and the Midcap Growth Fund

An investment in the All Cap Growth Fund or the Midcap Growth Fund is subject to specific risks arising from the types of securities in which the All Cap Growth Fund or the Midcap Growth Fund invests and general risks arising from investing in any mutual fund. There is no assurance that the All Cap Growth Fund or the Midcap Growth Fund will meet its investment objective, and investors could lose money by investing in the All Cap Growth Fund or the Midcap Growth Fund.

The principal risks applicable to the All Cap Growth Fund and the Midcap Growth Funds are described in the table that follows below. More information about certain types of non-principal portfolio securities and investment techniques, and their associated risks, is provided in the statement of additional information (the "SAI") of the Funds. You should consider the investment risks discussed in SAI of the Funds which are important to your investment choice.

Principal Risk	Funds Subject to Risk
Equity Securities — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.	Both Funds
Tax Risk — The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.	Both Funds
Investment Style Risk — The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of growth oriented equity investing.	Both Funds
Mid Cap Risk — The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.	Both Funds
Growth Stock Risk — In addition, the Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.	Both Funds
Foreign Securities Risk — The Fund is subject to risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.	Both Funds
Portfolio Turnover Risk — The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section.	Both Funds

PERFORMANCE

The bar charts and performance tables below provide some indication of the risks and volatility of an investment in each Fund. Of course, a Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Funds' website at www.turnerinvestments.com.

All Cap Growth Fund
Performance Information

The bar chart and the performance table below provide some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.turnerinvestments.com.

This bar chart shows the performance of the Fund's Investor Class Shares from year to year for the past ten years.1

1  The performance shown above is based on a calendar year. The Fund's Investor Class Shares commenced operations on June 30, 2000. Year to date return for the six months ended June 30, 2014 for Investor Class Shares was 6.42%.

Best Quarter	Worst Quarter
29.09 (06/30/09)%	(30.71 (12/31/08))%

Midcap Growth Fund
Performance Information

The bar chart and the performance table below provide some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.turnerinvestments.com.

The performance of Institutional Class, Investor Class and Retirement Class Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Investor Class Shares from year to year for the past ten years.1

1  The performance information shown above is based on a calendar year. The Fund's Investor Class Shares commenced operations on October 1, 1996. Year to date return for the six months ended June 30, 2014 for Investor Class Shares was 6.13%.

Best Quarter	Worst Quarter
23.48 (09/30/09)%	(28.69 (12/31/08))%

All Cap Growth Fund
Performance Information (continued)

This table compares the Fund's Investor Class Shares' average annual total returns for the periods ended December 31, 2013 to those of the NASDAQ Composite Index and Russell 3000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
(for the periods ended December 31, 2013)

	1 Year	5 Years	10 Years
Turner All Cap Growth Fund — Investor Class Shares
Before taxes on distributions	32.93%	23.41%	8.29%
After taxes on distributions	32.93%	23.39%	8.28%
After taxes on distributions and sale of shares	18.64%	19.33%	6.78%
NASDAQ Composite Index[1]	38.32%	21.51%	7.62%
Russell 3000 Growth Index[2]	34.23%	20.56%	7.95%

1  The NASDAQ Composite Index includes the more than 5,000 domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The index is market-value weighted. This means that each company's security affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index. Because it is so broad-based, the Index is one of the most widely followed and quoted major market indices.

2  The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

What Is An Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Midcap Growth Fund
Performance Information (continued)

This table compares the Fund's average annual total returns for the periods ended December 31, 2013 to those of the Russell Midcap Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Investor Class Shares only and will vary for Institutional Class Shares and Retirement Class Shares. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
(for the periods ended December 31, 2013)

	1 Year	5 Years	10 Years
Turner Midcap Growth Fund — Investor Class Shares
Before taxes on distributions	37.07%	20.22%	7.86%
After taxes on distributions	28.99%	18.71%	7.18%
After taxes on distributions and sale of shares	25.11%	16.27%	6.28%
Turner Midcap Growth Fund — Institutional Class Shares[1]	37.45%	20.52%	8.01%
Turner Midcap Growth Fund — Retirement Class Shares[2]	36.74%	19.94%	7.52%
Russell Midcap Growth Index[3]	35.74%	15.63%	23.37%

1  The inception date for Institutional Class Shares is June 16, 2008. Periods prior to June 16, 2008 represent the performance of Investor Class Shares.

2  The inception date for Retirement Class Shares is September 24, 2001.

3  The Russell Midcap Growth Index is a capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.

What Is An Index?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

PURCHASING, SELLING AND EXCHANGING SHARES

Purchase and Sale of Fund Shares

Investors may purchase and redeem fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 A.M. and 4:00 P.M.

By Phone, Wire or through a Systematic Plan: contact a Turner Funds representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $2,000 for Investor Class Shares.

Minimum Subsequent Investments

•  $50 for Investor Class Shares by phone, mail, wire or online; and

•  $50 for Investor Class Shares through the Systematic Investment Plan.

INFORMATION ABOUT THE REORGANIZATION

Significant features of the Reorganization are summarized below. This summary is qualified in its entirety by reference to the Plan of Reorganization which is attached as Appendix A.

Trustees' Considerations

At a meeting held on May 16, 2014, the Trustees approved the Plan of Reorganization. The Board of Trustees determined that the Funds have similar investment objectives and investment strategies. The Board of Trustees considered that the investment strategies of the Funds differed in some respects but were generally similar. The Board of Trustees considered the potential effects of the Reorganization on expense ratios over time. It was believed that the larger Combined Fund could realize economies of scale that may, in the long run, result in lower expense ratios, taking into account the year-to-year variability of the investment advisory fee for the All Cap Growth Fund. Therefore, given the long-term reduction of expenses that may be realized in the future by combining the Funds, the consistent level of fees to be paid by the shareholders of the Combined Fund, and the compatibility between the investment objectives and principal strategies of both Funds, the Board of Trustees determined that the Reorganization would enable the shareholders of the All Cap Growth Fund to continue their individual investment programs without substantial disruption. In addition, the shareholders of the All Cap Growth Fund will have the same shareholder rights since both Funds are series of the Trust governed by the same Agreement and Declaration of Trust and Bylaws. The Board of Trustees considered various factors in reviewing the proposed Reorganization. Such factors include, but are not limited to the following:

•  improved operating efficiencies of the Funds after the Reorganization due to the combination of similar Funds;

•  the gross total operating expenses per share of the Midcap Growth Fund after the reorganization (the Combined Fund) are expected to be lower than the current gross total operating expenses of the All Cap Growth Fund;

•  the possible realization of economies of scale in the long run that may over time reduce the long-term operating expense ratios for the Combined Fund as a result of Turner managing one fund instead of two funds with similar investment objectives and similar investment strategies if the Combined Fund's gross total operating expenses fall below the contractual expense limitations for the Midcap Growth Fund;

•  the Midcap Growth Fund charges a single investment advisory fee and has a fee waiver/expense reimbursement agreement that limits the Midcap Growth Fund's "Total Annual Fund Operating Expenses," whereas the All Cap Growth Fund charges a performance-based fee;

•  similarities between the investment objectives, policies and strategies of the All Cap Growth Fund and those of the Midcap Growth Fund;

•  the expectation of no reduction of the services provided to the All Cap Growth Fund shareholders after the Reorganization;

•  the proposed Reorganization will be tax free for federal income tax purposes for the All Cap Growth Fund, the Midcap Growth Fund and their respective shareholders;

•  neither the All Cap Growth Fund nor the Midcap Growth Fund will bear any direct fees or expenses in connection with the reorganization;

•  the proposed Reorganization is in the best interests of both Funds and their shareholders and will not dilute the interests of either Fund's shareholders;

•  the All Cap Growth Fund shareholders will have the opportunity to vote on the Reorganization; and

•  although past performance is no assurance of future results, while the performance of the All Cap Growth Fund over the five-and 10-year periods ended December 31, 2013 has been better than that of the Midcap Growth Fund, the investment performance of the Midcap Growth Fund over the one- and three-year periods ended December 31, 2013 has been better than that of the All Cap Growth Fund. The investment performance of the Midcap Growth Fund over the first three months of 2014 had been better than that of the All Cap Growth Fund.

For these and other reasons, the Board of Trustees believes that the Reorganization is in the best interest of the All Cap Growth Fund and its shareholders. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

The Plan of Reorganization

The following summary of the Plan of Reorganization is qualified in its entirety by reference to the Plan of Reorganization attached to this Proxy/Prospectus as Appendix A.

The Plan of Reorganization provides that (1) the Midcap Growth Fund shall acquire all of the assets and assume all of the liabilities belonging to the All Cap Growth Fund in exchange for Investor Class Shares of the Midcap Growth Fund having an aggregate value equal to the aggregate net asset value of Investor Class Shares of the All Cap Growth Fund, as of the close of business on the business day immediately preceding the Effective Time of the Reorganization (as defined below), (2) the All Cap Growth Fund shall distribute the Midcap Growth Fund's Investor Class Shares to each holder of the All Cap Growth Fund's Investor Class Shares, respectively, as of the Effective Time of the Reorganization, and (3) the All Cap Growth Fund will liquidate.

Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur upon the opening of business on or about September 2, 2014 or on a later date as the parties may agree (the "Effective Time of the Reorganization").

With respect to the Reorganization, each shareholder of the All Cap Growth Fund will receive the number of full and fractional (to the third decimal place) Investor Class Shares of the Midcap Growth Fund equal in value to the value of the Investor Class Shares held as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") at the Effective Time of the Reorganization. Immediately upon receipt of Midcap Growth Fund shares, the All Cap Growth Fund will liquidate and distribute pro-rata to its shareholders of record as of the Effective Time of the Reorganization the shares of the Midcap Growth Fund received by the All Cap Growth Fund in the Reorganization.

The liquidation and distribution of the All Cap Growth Fund's shares will be accomplished by the transfer of the Midcap Growth Fund's shares then credited to the account of the All Cap Growth Fund on the books of the Midcap Growth Fund to open accounts on the share records of the Midcap Growth Fund in the names of the shareholders of the All Cap Growth Fund. The aggregate net asset values of the Investor Class Shares of the Midcap Growth Fund to be credited to the shareholders of the All Cap Growth Fund will be equal to the aggregate net asset values of the Investor Class Shares of the All Cap Growth Fund owned by such shareholders at the close of business on the business day immediately preceding the Effective Time of the Reorganization. All issued and outstanding shares of the All Cap Growth Fund will simultaneously be canceled on the books of the All Cap Growth Fund.

Under the Plan of Reorganization, the Trust will not bear any fees or expenses in connection with the transactions contemplated by the Plan of Reorganization. All of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization will be paid by Turner.

The Plan of Reorganization contains a number of conditions precedent that must occur in order for the Reorganization to occur. These include, among others, that: (1) the shareholders of the All Cap Growth Fund approve the Reorganization; (2) the Trust receives from its counsel the tax opinion discussed below under "Federal Income Tax Consequences"; and (3) the Trust receives from its counsel an opinion that the Investor Class Shares of the Combined Fund issued pursuant to the Plan of Reorganization will, when sold, be legally issued, fully paid and non-assessable.

The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Trustees of the Trust.

Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding voting interests of the All Cap Growth Fund or (2) 67% or more of the voting interests of the All Cap Growth Fund present at the Special Meeting if more than 50% of the outstanding voting interests of the All Cap Growth Fund are represented at the Special Meeting in person or by proxy. See the section of this Proxy/Prospectus entitled "Voting Information" for more information.

Turner anticipates selling portions of the All Cap Growth Fund's securities shortly before or after the Reorganization. To the extent that the All Cap Growth Fund's securities holdings are sold prior to the Reorganization; the proceeds of such sales will be held in temporary investments or reinvested in assets that the Midcap Growth Fund may hold. The sale of securities either prior to the Reorganization or shortly thereafter could result in the All Cap Growth Fund or the Midcap Growth Fund realizing gains, and making taxable distributions to shareholders attributable to those gains, that would not otherwise have been realized but for the Reorganization. Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transactional costs to be borne by the All Cap Growth Fund.

If the Reorganization is approved, All Cap Growth Fund shareholders who do not wish to have their shares exchanged for shares of the Midcap Growth Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a gain or loss for federal income tax purposes, based on the difference between your tax basis in the shares and the amount you receive for them.

Description of the Securities to be Issued

Shareholders of Investor Class Shares of the All Cap Growth Fund as of the Effective Time of the Reorganization will receive full and/or fractional Investor Class Shares of the Midcap Growth Fund in accordance with the procedures provided for in the Plan of Reorganization. The Midcap Growth Fund shares to be issued in connection with each Reorganization will be fully paid and non-assessable when issued, and will have no pre-emptive or conversion rights.

Federal Income Tax Consequences

The exchange of the All Cap Growth Fund's assets for the Midcap Growth Fund shares and the assumption of the liabilities of the All Cap Growth Fund pursuant to the Plan of Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. The Trust has received the opinion of Drinker Biddle & Reath LLP, counsel to the Trust, to the effect that on the basis of the existing provisions of the Code, Treasury regulations under it, current administrative rulings, pronouncements and court decisions, and certain facts, qualifications, assumptions and representations, with respect to the Reorganization, for federal income tax purposes:

(1)  the Reorganization will constitute a "reorganization" within the meaning of section 368(a)(1)(C) or (D) of the Code, and the All Cap Growth Fund and the Midcap Growth Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2)  the All Cap Growth Fund will recognize no gain or loss (a) upon the transfer of its assets to the Midcap Growth Fund in exchange for Midcap Growth Fund shares and the assumption of the liabilities of the All Cap Growth Fund or (b) upon the distribution of those shares to the shareholders of the All Cap Growth Fund;

(3)  the Midcap Growth Fund will recognize no gain or loss upon the receipt of the assets of the All Cap Growth Fund in exchange for shares of the Midcap Growth Fund and the assumption of the liabilities of the All Cap Growth Fund;

(4)  the tax basis in the hands of the Midcap Growth Fund of each asset of the All Cap Growth Fund transferred to the Midcap Growth Fund in the Reorganization will be the same as the basis of that asset in the hands of the All Cap Growth Fund immediately before the transfer;

(5)  the holding period in the hands of the Midcap Growth Fund of each asset of the All Cap Growth Fund transferred to the Midcap Growth Fund in the Reorganization will include the period during which that asset was held by the All Cap Growth Fund;

(6)  the shareholders of the All Cap Growth Fund will recognize no gain or loss upon their receipt of shares of the Midcap Growth Fund in exchange for shares of the All Cap Growth Fund;

(7)  the aggregate tax basis of the Midcap Growth Fund shares received by each shareholder of the All Cap Growth Fund will equal the aggregate tax basis of the All Cap Growth Fund shares surrendered by that shareholder in the Reorganization;

(8)  the holding periods of the Midcap Growth Fund shares received by each shareholder of the All Cap Growth Fund will include the holding periods of the All Cap Growth Fund shares surrendered by that shareholder in the Reorganization, provided that the All Cap Growth Fund shares are held by that shareholder as capital assets on the date of the Reorganization;

(9)  the All Cap Growth Fund's final taxable year will end on the date of the Reorganization; and

(10)  the Midcap Growth Fund will succeed to and take into account the tax attributes of the All Cap Growth Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Shares held for the purpose of investment are generally considered to be capital assets.

The Trust has not sought, and will not seek, a tax ruling from the Internal Revenue Service ("IRS") on the tax treatment of the Reorganization. The opinion of counsel will not be binding on the IRS, nor will it preclude the IRS (or a court) from adopting a contrary position.

Immediately before the Reorganization, the All Cap Growth Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of the All Cap Growth Fund's remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization. Any such dividends will generally be included in the taxable income of the All Cap Growth Fund's shareholders (other than shareholders that are tax-exempt entities).

As a result of the Reorganization, the Midcap Growth Fund will succeed to the tax attributes of the All Cap Growth Fund, except that an annual limitation under sections 382 and 383 of the Code will generally apply to the Midcap Growth Fund's ability to use any capital loss carryforward of the All Cap Growth Fund and capital losses recognized in the first five years after the Reorganization that are attributable to net unrealized losses of the All Cap Growth Fund as of the Effective time of the Reorganization. Under a de minimis rule that applies to net unrealized gains and losses for purposes of Sections 382 and 383, any net unrealized gain or loss of the All Cap Growth Fund that does not exceed the lesser of (i) 15% of the net asset value of the All Cap Growth Fund or (ii) $10,000,000 will be treated as zero.

In general, the limitation for each taxable year will equal the sum of (1) the product of the net asset value of the All Cap Growth Fund as of the Effective Time of the Reorganization multiplied by that month's "long-term tax-exempt rate" (which is a market-based rate published by the IRS each month — for May 2014, for example, that rate is 3.36%) plus (2) the amount of any unrealized built-in gains of the All Cap Growth Fund as of the Effective Time of the Reorganization that the Midcap Growth Fund recognizes within the first five taxable years ending after the Effective Time of the Reorganization. The annual limitation will be proportionately reduced for the post-Effective Time of the Reorganization portion of the Midcap Growth Fund's current taxable year after the Effective Time of the Reorganization and for any subsequent short taxable year.

Based on the capital loss carryforwards and net asset value of the All Cap Growth Fund as of the end of its taxable year ended September 30, 2013, it appears likely that the annual limitation will be low enough relative to the size of the All Cap Growth Fund's capital loss carryforwards as to cause a portion of the All Cap Growth

Fund's capital loss carryforwards attributable to taxable years beginning on or before December 22, 2010, which are subject to an eight-year carryover limitation, to expire unused. For capital losses realized in years beginning after December 22, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by the All Cap Growth Fund and the Midcap Growth Fund in any such taxable years may be carried forward indefinitely.

The capital loss tax carryforwards of the All Cap Growth Fund totaled approximately $10,311,000 (of which approximately $7,475,000 expires September 30, 2017, approximately $2,390,000 expires September 30, 2018 and the remaining approximately $446,000 may be carried forward indefinitely as a short-term capital loss) as of the end of the Fund's last taxable year ended September 30, 2013, and the Midcap Growth Fund did not have any capital loss carryforwards as of that date. The capital loss tax carryforwards of the All Cap Growth Fund will carry over to the Midcap Growth Fund in the Reorganization, and will generally be usable thereafter, subject to the limitations discussed above.

Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Capitalization

The following tables show the capitalization of the All Cap Growth Fund and the Midcap Growth Fund as of September 30, 2013, and the capitalization of the Midcap Growth Fund on a pro-forma basis as of that date after giving effect to the Reorganization. The following are examples of the number of Investor Class Shares of the Midcap Growth Fund that would be exchanged for Investor Class Shares of the All Cap Growth Fund if the Reorganization shown had been consummated on May 31, 2014, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization depicted occurs.

Turner All Cap Growth Fund and Turner Midcap Growth Fund

	Turner All Cap Growth Fund	Turner Midcap Growth Fund*	Combined Fund Pro Forma
Investor Class Shares
Net Assets:	$17,974,671	$257,239,966	$275,214,637
Net Asset Value Per Share:	$10.33	$42.85	$42.85
Shares Outstanding:	1,740,516	6,003,260	6,422,738
Institutional Class Shares**
Net Assets:	$—	$205,679,349	$205,679,349
Net Asset Value Per Share	$—	$43.43	$43.43
Shares Outstanding	—	4,735,771	4,735,771
Retirement Class Shares**
Net Assets:	$—	$4,234,428	$4,234,428
Net Asset Value Per Share	$—	$41.07	$41.07
Shares Outstanding	—	103,092	103,092

*  Turner Midcap Growth Fund will be the accounting survivor for financial statement purposes.

**  Turner All Cap Growth Fund has not issued Institutional Class Shares or Retirement Class Shares.

COMPARISON OF THE ALL CAP GROWTH AND MIDCAP GROWTH FUNDS

Investment Objectives and Principal Investment Strategies

This section compares and contrasts the investment objectives and principal investment strategies of the All Cap Growth Fund with those of the Midcap Growth Fund. More complete information may be found in the prospectus under "Additional Information About Fund Strategies and Risks" for the All Cap Growth Fund and the Midcap Growth Fund.

Investment Objectives:

Turner All Cap Growth Fund: Seeks long-term capital appreciation.

Turner Midcap Growth Fund: Seeks capital appreciation.

Principal Investment Strategies:

The Turner All Cap Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in companies with strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. Although it may invest in companies of any size, the All Cap Growth Fund generally invests in stocks of medium- to large-capitalization companies and will generally purchase securities of companies with market capitalizations of at least $1 billion. The All Cap Growth Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The All Cap Growth Fund will not invest more than 50% of its assets in any one sector of the economy (for examples, technology or industrial), and will not invest more than 25% of its assets in any one industry or group of industries. Subject to its investment policy above, during normal market conditions the Fund may invest its assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available. The Fund's investment strategy may be changed upon 60 days' prior notice to shareholders.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including American Depositary Receipts ("ADRs").

The Turner Midcap Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of U.S. companies with medium market capitalizations that Turner believes have strong earnings growth potential. For this purpose, the Midcap Growth Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. Midcap companies are defined by the Midcap Growth Fund for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). As of April 30, 2014, the market capitalization of the Midcap Growth Index ranged from $697 million to $35.6 billion. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, or to adjust stock position size relative to the Midcap Growth Index. The Fund's investment strategy may be changed upon 60 days' prior notice to shareholders.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including ADRs.

Other Investment Practices and Investment Securities of the All Cap Growth Fund and the Midcap Growth Fund

Each of the All Cap Growth Fund and Midcap Growth Fund may also buy other types of securities or employ other portfolio management techniques. Both of the Funds may engage in the same investment practices to the extent consistent with their respective investment objective and principal investment strategies, except that the All Cap Growth Fund may not enter into foreign currency contracts and the Midcap Growth Fund may not purchase convertible securities. Please refer to the Statement of Additional Information for the Funds dated January 31, 2014, that contains additional information on investment practices and portfolio management techniques, which is on file with the SEC and is available without charge by calling the Turner Fund at 1-800-224-6312 or by writing to the Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805.

Fundamental Policies

Both the All Cap Growth Fund and Midcap Growth Fund have adopted identical fundamental policies. These fundamental polices cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund is diversified (as defined under the 1940 Act) and therefore will not, with respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Investment Adviser and Advisory Fee Information

The Funds are managed on a day-to-day basis by Turner. As of April 30, 2014, Turner had assets under management of approximately $4.4 billion. As described in the Funds' prospectus under "Investment and Portfolio Management," the Midcap Growth Fund is subject to an investment advisory fee at the annual rate (as a percentage of each Fund's average daily net assets) of 0.75%. The All Cap Growth Fund has an advisory fee that is subject to a performance adjustment based on the All Cap Growth Fund's performance relative to the performance of the NASDAQ Composite Index and may range from 0.70% to 1.50% depending on the All Cap Growth Fund's performance. The performance adjustment is computed based on the average net assets of the Fund over the current month plus the previous 11 months. Because the performance fee is based on the average net assets of the rolling 12 month period, and the base fee is based on the average net assets of the current month, the investment advisory fee shown in the table may be lower or higher than the stated range.

Other Service Providers

The Funds have the same service providers. The names of these service providers are set forth below:

Distributor Administrator Sub-Administrator Transfer Agent and Dividend Disbursing Agent Custodian Independent Registered Public Accounting Firm	Foreside Fund Services, LLC Turner Investments, L.P. Citi Fund Services Ohio, Inc. DST Systems, Inc. Citibank, N.A. KPMG LLP

Administration Arrangements

The Trust and Turner have entered into an administration agreement which provides that Turner will perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related services, in connection with operation of the Turner Funds. Turner may enter into agreements with service providers to provide administration services to the Trust. Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's sub-administrator.

Dividends and Other Distributions

Dividends from investment company taxable income and distributions from net capital gains, if any, are generally declared and paid annually by each Fund.

ADDITIONAL INFORMATION ABOUT THE ALL CAP GROWTH FUND
AND THE MIDCAP GROWTH FUND

Financial Highlights

The tables that follow present performance information about the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each period ended September 30 have been audited by KPMG LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the Turner Funds' annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

Selected data for a share of beneficial interest outstanding throughout each period

Turner All Cap Growth Fund — Investor Class Shares

	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.01	$7.67	$7.03	$5.95	$5.60
Net investment income (loss)(1)	(0.01)	(0.02)	(0.11)	(0.09)	—
Realized and unrealized gains (losses) on investments	1.35	1.36	0.75	1.18	0.35
Total from investment operations	1.34	1.34	0.64	1.09	0.35
Dividends from net investment income	—	—	—	(0.01)	—
Distributions from return of capital	(0.03)	—	—	—	—
Distributions from capital gains	—	—	—	—	—
Total dividends and distributions	(0.03)	—	—	(0.01)	—
Net asset value, end of period	$10.32	$9.01	$7.67	$7.03	$5.95
Total return	14.93%	17.47%	9.10%	18.25%	6.25%
Net assets end of period (000)	$17,975	$25,840	$33,053	$23,227	$26,324
Ratio of net expenses to average net assets††	0.85%	0.86%	1.73%	1.64%	0.62	%(2)
Ratio of total expenses to average net assets	1.43%	1.34%	2.12%	2.15%	1.23%
Ratio of net investment income (loss) to average net assets††	(0.13)%	(0.25)%	(1.29)%	(1.38)%	0.09%
Portfolio turnover rate†††	105%	182%	205%	115%	220%

††  Inclusive of fees paid indirectly, waivers and/or reimbursements.

†††  Excludes effect of in-kind transfers and mergers, as applicable.

(1)  Based on average shares outstanding.

(2)  Excluding fees paid indirectly, the ratio of net expenses to average net assets would have been 0.63%.

Amounts designated as "—" are either $0, not applicable or have been rounded to $0.

Turner Midcap Growth Fund — Investor Class Shares

	2013	2012	2011	2010	2009
Net asset value, beginning of period	$35.03	$30.16	$29.73	$26.03	$26.18
Net investment income (loss)(1)	(0.18)	(0.13)	(0.13)	(0.15)	(0.06)
Realized and unrealized gains (losses) on investments	8.55	5.00	0.56	3.85	(0.09)
Total from investment operations	8.37	4.87	0.43	3.70	(0.15)
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(0.55)	—	—	—	—
Total dividends and distributions	(0.55)	—	—	—	—
Net asset value, end of period	$42.85	$35.03	$30.16	$29.73	$26.03
Total return	24.31%	16.15%	1.45%	14.21%	(0.57)%
Net assets end of period (000)	$257,240	$404,427	$471,286	$751,124	$859,640
Ratio of net expenses to average net assets††	1.18%	1.18%	1.18%	1.18%	1.18%
Ratio of total expenses to average net assets	1.33%	1.29%	1.28%	1.28%	1.33%
Ratio of net investment income (loss) to average net assets††	(0.49)%	(0.39)%	(0.38)%	(0.54)%	(0.29)%
Portfolio turnover rate†††	84%	121%	104%	90%	120%

††  Inclusive of fees paid indirectly, waivers and/or reimbursements.

†††  Excludes effect of in-kind transfers and mergers, as applicable.

(1)  Based on average shares outstanding.

Amounts designated as "—" are either $0, not applicable or have been rounded to $0.

Turner Midcap Growth Fund — Institutional Class Shares

	2013	2012	2011	2010	2009
Net asset value, beginning of period	$35.39	$30.42	$29.90	$26.12	$26.20
Net investment income (loss)(1)	(0.09)	(0.05)	(0.06)	(0.08)	(0.01)
Realized and unrealized gains (losses) on investments	8.68	5.02	0.58	3.86	(0.07)
Total from investment operations	8.59	4.97	0.52	3.78	(0.08)
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(0.55)	—	—	—	—
Total dividends and distributions	(0.55)	—	—	—	—
Net asset value, end of period	$43.43	$35.39	$30.42	$29.90	$26.12
Total return	24.69%	16.34%	1.74%	14.47%	(0.31)%
Net assets end of period (000)	$205,679	$236,147	$245,480	$164,993	$136,069
Ratio of net expenses to average net assets††	0.93%	0.93%	0.93%	0.93%	0.93%
Ratio of total expenses to average net assets	1.08%	1.04%	1.05%	1.03%	1.08%
Ratio of net investment income (loss) to average net assets††	(0.24)%	(0.14)%	(0.18)%	(0.29)%	(0.05)%
Portfolio turnover rate†††	84%	121%	104%	90%	120%

††  Inclusive of fees paid indirectly, waivers and/or reimbursements.

†††  Excludes effect of in-kind transfers and mergers, as applicable.

(1)  Based on average shares outstanding.

Amounts designated as "—" are either $0, not applicable or have been rounded to $0.

Turner Midcap Growth Fund — Retirement Class Shares

	2013	2012	2011	2010	2009
Net asset value, beginning of period	$33.65	$29.05	$28.71	$25.20	$25.40
Net investment income (loss)(1)	(0.25)	(0.20)	(0.22)	(0.21)	(0.11)
Realized and unrealized gains (losses) on investments	8.22	4.80	0.56	3.72	(0.09)
Total from investment operations	7.97	4.60	0.34	3.51	(0.20)
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(0.55)	—	—	—	—
Total dividends and distributions	(0.55)	—	—	—	—
Net asset value, end of period	$41.07	$33.65	$29.05	$28.71	$25.20
Total return	24.11%	15.83%	1.18%	13.93%	(0.79)%
Net assets end of period (000)	$4,235	$4,811	$3,972	$4,578	$3,892
Ratio of net expenses to average net assets††	1.43%	1.43%	1.43%	1.43%	1.43%
Ratio of total expenses to average net assets	1.58%	1.54%	1.54%	1.53%	1.58%
Ratio of net investment income (loss) to average net assets††	(0.74)%	(0.64)%	(0.63)%	(0.79)%	(0.55)%
Portfolio turnover rate†††	84%	121%	104%	90%	120%

††  Inclusive of fees paid indirectly, waivers and/or reimbursements.

†††  Excludes effect of in-kind transfers and mergers, as applicable.

(1)  Based on average shares outstanding.

Amounts designated as "—" are either $0, not applicable or have been rounded to $0.

Materials Incorporated By Reference

Information about each Fund is included in the respective Fund's summary prospectus dated January 31, 2014, a copy of which accompanies this Proxy/Prospectus and is incorporated herein by reference. The statutory prospectus of the Turner Funds, dated January 31, 2014, as supplemented, is also incorporated herein by reference. The Statement of Additional Information dated July 3, 2014, relating to this Proxy/Prospectus is incorporated herein by reference. This document is on file with the SEC, and is available without charge by calling the Trust at the telephone number stated above or by writing the Trust at the following address: Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

VOTING INFORMATION

General Information

The Trustees are furnishing this Proxy/Prospectus in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telephone or otherwise. Shareholders may vote: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by touch-tone voting; or (3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, touch-tone voting, voting on line or a subsequently executed proxy or by attending the Special Meeting and voting in person.

Only All Cap Growth Fund shareholders of record at the close of business on June 16, 2014 will be entitled to vote at the Special Meeting. As of that date, the All Cap Growth Fund had 1,514,958.487 units of beneficial interest ("shares") of its Investor Class issued and outstanding and did not have any shares of its Institutional Class issued and outstanding. Each whole share held entitles the shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share and each fractional share is entitled to a proportionate fractional vote.

The votes of the shareholders of the Midcap Growth Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

If an accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting.

Shareholder and Board Approvals

The Plan of Reorganization is being submitted for approval by the All Cap Growth Fund's shareholders at the Special Meeting pursuant to the Trust's Agreement and Declaration of Trust and By-Laws, and was unanimously approved by the Trustees at a meeting held on May 16, 2014. A majority in interest of the All Cap Growth Fund entitled to vote constitutes a quorum at the Special Meeting. Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding voting interests of the All Cap Growth Fund or (2) 67% or more of the voting interests of the All Cap Growth Fund present at the Special Meeting if more than 50% of the outstanding voting interests of the All Cap Growth Fund are represented at the Special Meeting in person or by proxy. A vote for the Plan of Reorganization includes a vote for the Reorganization; conversely, a vote against the Plan of Reorganization is a vote against the Reorganization.

Quorum and Adjournment

In the event that at the time any session of the Special Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to postpone or adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more postponements or adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. Any such postponement or adjournment will require the affirmative vote of a majority in interest of the All Cap Growth Fund present in person or by proxy and voting at the session of the Special Meeting to be postponed or adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such a postponement or adjournment, and will vote those proxies required to be voted against any such proposal against any such postponement or adjournment. Subject to the foregoing, the Special Meeting may be adjourned and readjourned without further notice to shareholders.

A quorum is constituted with respect to the All Cap Growth Fund by the presence in person or by proxy of the holders of a majority in interest of the All Cap Growth Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Plan of Reorganization. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be considered for quorum determination purposes to be present at the Special Meeting but will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Plan of Reorganization.

Principal Shareholders

As of June 16, 2014, the officers and Trustees of the Trust as a group owned or controlled less than 1% of the outstanding shares of each of the Midcap Growth Fund and the All Cap Growth Fund. The following table sets forth the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of the All Cap Growth Fund as of June 16, 2014. The type of ownership of each entry listed on the table is record ownership. The percentage of the Midcap Growth Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

All Cap Growth Fund	Name and Address	Class; Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
	NATIONAL FINANCIAL SERVICES CORP. FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD., FL. 5 JERSEY CITY NJ 07310-2010	Investor; 283,161.175	18.73%	18.73%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS / TEAM S 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor; 268,353.411	17.75%	17.71%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Investor; 113,481.102	7.51%	7.51%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Investor; 93,699.239	6.20%	6.20%

The following table sets forth the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of the Midcap Growth Fund as of June 16, 2014. The type of ownership of each entry listed on the table is record ownership. The percentage of the Midcap Growth Fund that would be owned by the below named shareholder upon consummation of the Reorganization is expected to decline.

Midcap Growth Fund	Name and Address	Class; Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS / TEAM S 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor; 1,957,090.812	35.49%	23.02%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Investor; 1,117,727.859	20.27%	13.85%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Investor; 292,571.599	5.31%	3.44%

Midcap Growth Fund	Name and Address	Class; Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
	MERCER TRUST CO TR FBO PLUMBERS & STEAMFITTERS LOCAL 21 ANNUITY FUND ATTN OC PLAN ADMIN M S C-4-D 1 INVESTORS WAY NORWOOD MA 02062-1599	Retirement; 52,737.182	39.87%	0.62%
	T ROWE PRICE RETIREMENT PLAN SERVICES 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	Institutional; 1,099,653.533	38.50%	12.93%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS/ TEAM S 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional; 544,533.594	19.06%	6.40%
	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/CASH XXXXX PO BOX 1533 MINNEAPOLIS MN 55480-1533	Institutional; 365,621.306	12.80%	4.30%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Institutional; 222,988.712	7.81%	2.70%
	ATTN MUTUAL FUND ADMIN C/O UNION BANK ID 797 SEI PRIVATE TRUST CO FBO 6734305070 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional; 207,478.118	7.26%	2.44%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Institutional; 145,466.802	5.09%	1.71%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

OTHER INFORMATION

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders unless otherwise required by the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings. If the Reorganization is not completed, the next meeting of the shareholders of the Trust will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder's meeting should send their written proposals to the Trust at its address stated on the first page of this Proxy/Prospectus.

Other Business

The Trust and Turner know of no business to be presented to the Special Meeting other than the matters set forth in this Proxy/Prospectus.

Householding

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds' financial reports, prospectuses, proxy statements and other similar documents, including this Proxy/Prospectus, to multiple investors who: share a post office box or residential street address; and either have the same last name or we reasonably believe to be members of the same family, unless we receive contrary instructions from you. If you wish to receive individual delivery of the documents, please contact us at 1-800-224-6312, and individual delivery of the documents will begin within 30 days of your request. Otherwise, delivery of a single copy of the documents to multiple investors will continue indefinitely.

Available Information

The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Turner may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. In addition, these materials can be inspected and copied at certain of the following regional offices of the SEC listed below: New York Regional Office, 3 World Financial Center, Suite 4000, New York, New York 10281; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, Pennsylvania 19106; Miami Regional Office, 801 Brickell Ave., Suite 1800, Miami, Florida 33131; Atlanta Regional Office, 950 East Paces Ferry, N.E., Ste 900, Atlanta, Georgia 30326; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, Texas 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, Utah 84101; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; San Francisco Regional Office, 44 Montgomery Street, Suite 2800, San Francisco, California 94104. Copies of such materials also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Some of these items are also available on the Internet at www.sec.gov. Information included in the Proxy/Prospectus concerning the Trust was provided by the Trust.

Financial Statements

The Funds' audited financial statements, including KPMG LLP's Report of Independent Registered Public Accounting Firm, are included in the Funds' most recent Annual Report and are incorporated by reference into the Statement of Additional Information relating to this Proxy/Prospectus.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at the address, or by phone at the phone number, on the cover page of this Proxy/Prospectus.

* * *

Shareholders who do not expect to be present at the Special Meeting are requested to mark, sign and date the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. Shareholders also may vote on-line or by telephone.

The Trust will furnish, without charge, copies of its 2013 Annual Report to any shareholder upon request by writing the Trust at the following address: Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805 or by telephone at 1-800-224-6312.

Appendix A

PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the "Plan") is dated the 16th day of May, 2014, and has been adopted by the Board of Trustees of Turner Funds (the "Trust"), a Massachusetts business trust, to provide for the reorganization of its Turner All Cap Growth Fund (the "Transferor Fund") into its Turner Midcap Growth Fund (the "Surviving Fund"). The Transferor Fund and the Surviving Fund (each a "Fund" and together, the "Funds") are each separate investment portfolios of the Trust.

A.  Background

The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Board of Trustees of the Trust has determined that it is in the best interests of the Transferor Fund and its respective shareholders to be reorganized through the transfer of all of its assets and liabilities to the Surviving Fund upon the terms set forth in this Plan (the "Reorganization").

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

B.  The Reorganization

1.  At the Effective Time of the Reorganization (as defined below in Section 5 of this Article B), substantially all property of every description, and substantially all interests, rights, privileges and powers of the Transferor Fund, subject to substantially all liabilities of the Transferor Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Transferor Fund to the Surviving Fund and will be assumed by the Surviving Fund, such that at and after the Effective Time of the Reorganization the Assets of the Transferor Fund will become and be the Assets of the Surviving Fund. In exchange for the transfer of the Assets of the Transferor Fund, the Surviving Fund will contemporaneously issue to the Transferor Fund full and fractional Class I Shares (Investor Class Shares) of the Surviving Fund. The number of Class I Shares of the Surviving Fund so issued will have an aggregate net asset value equal to the value of the Assets of Class I Shares (Investor Class Shares) of the Transferor Fund. The net asset value of Class I Shares of the Transferor Fund and the Surviving Fund shall be determined as of 4:00 p.m., Eastern time, on the business day preceding the Effective Time of the Reorganization, or at such other time as may be determined by the Board of Trustees or an authorized officer of the Trust. The net asset value of Class I Shares of the Transferor Fund and Class I Shares of the Surviving Fund shall be computed in the manner set forth in the Funds' then current prospectus under the Securities Act of 1933, as amended. At and after the Effective Time of the Reorganization, all debts, liabilities, obligations and duties of Class I Shares of the Transferor Fund will attach to Class I Shares of the Surviving Fund, as aforesaid and may thenceforth be enforced against the Surviving Fund to the same extent as if the same had been incurred by it.

2.  Prior to the Effective Time of the Reorganization, the Transferor Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment income, if any, for the taxable periods or years ended on or before September 30, 2013 and for the period from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years or periods ended on or before September 30, 2013 and in the period from said date to and including the Effective Time of the Reorganization.

3.  At the Effective Time of the Reorganization, the Transferor Fund will make a liquidating distribution to the holders of its Class I Shares of Class I Shares of the Surviving Fund such that the number of Class I Shares of the Surviving Fund that are distributed to Class I shareholders of the Transferor Fund will, as indicated above in Section 1 of this Article B, have an aggregate net asset value equal to the aggregate net asset value of the Class I Shares of the Transferor Fund that are outstanding immediately prior to the Effective Time of the Reorganization. Each such Class I shareholder will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time of the Reorganization with respect to Class I Shares of the Transferor Fund held by the shareholder immediately prior to the Effective Time of the Reorganization.

4.  The stock transfer books of the Trust with respect to the Transferor Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Trust with respect to the Transferor Fund will be deemed to be redemption requests for shares of the Surviving Fund issued in the Reorganization.

5.  The "Effective Time of the Reorganization" for purposes of this Plan shall be the opening of business on September 2, 2014, or at such other time as may be determined by the Board of Trustees or an officer of the Trust.

C.  Actions by Shareholders of the Transferor Fund

Prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Trustees of the Trust will call, and the Trust will hold, a meeting of the shareholders of the Transferor Fund to consider and vote upon:

(1)  Approval of this Plan and the transactions contemplated hereby.

(2)  Such other matters as may be determined by the Board of Trustees of the Trust.

D.  Conditions to the Reorganization

Consummation of this Plan and the Effective Time of the Reorganization will be subject to:

(1)  the approval of the matters referred to in Article C of this Plan by the shareholders of the Transferor Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Trustees of the Trust; and

(2)  the following additional conditions:

a.  The Trust will have received an opinion of Drinker Biddle & Reath LLP, based on reasonable representations and assumptions, to the effect that:

(i)  the shares of the Surviving Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be legally issued, fully paid and non-assessable; and

(ii)  for federal income tax purposes: (A) the acquisition of the assets of the Transferor Fund by the Surviving Fund in exchange for Surviving Fund shares and the assumption by the Surviving Fund of the liabilities of the Transferor Fund, followed by the distribution of those shares to the Transferor Fund shareholders will constitute a "reorganization" within the meaning of section 368(a)(1)(C) or (D) of the Code, and each such Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (B) the Transferor Fund will recognize no gain or loss upon the transfer of its assets to the Surviving Fund in exchange for Surviving Fund shares and the assumption of the liabilities of the Transferor Fund or upon the distribution of those shares to the shareholders of the Transferor Fund; (C) the Surviving Fund will recognize no gain or loss upon the receipt of the assets of the Transferor Fund in exchange for Surviving Fund shares and the assumption of the liabilities of the Transferor Fund; (D) no shareholder of the Transferor Fund will recognize gain or loss upon the receipt of Surviving Fund shares in exchange for Transferor Fund shares; (E) each shareholder of the Transferor Fund will obtain an aggregate tax basis in the Surviving Fund shares received in the exchange equal to the shareholder's aggregate tax basis in the Transferor Fund shares exchanged; (F) the tax basis of the assets of the Transferor Fund in the hands of the Surviving Fund will be the same as the tax basis of those assets in the hands of the Transferor Fund immediately before the transfer; (G) the holding period of Surviving Fund shares received by each shareholder of the Transferor Fund will include the holding period of the corresponding Transferor Fund shares exchanged by that shareholder, provided that at the time of the exchange the Transferor Fund shares were held by that shareholder as capital assets; and (H) the holding period of the Surviving Fund for the assets of the Transferor Fund transferred to it will include the period during which those assets were held by the Transferor Fund.

b.  All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E.  Miscellaneous

1.  This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

2.  This Plan and the Reorganization contemplated hereby may be abandoned at any time for any reason prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Trustees of the Trust.

3.  At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Transferor Fund, the Trust may, upon authorization by the Board of Trustees and with or without the approval of shareholders of the Transferor Fund, amend any of the provisions of this Plan.

4.  The transaction expenses incurred in connection with the Reorganization will be borne by Turner Investments, L.P.

5.  All persons dealing with the Trust or a Fund must look solely to the property of the Trust or such Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No Fund shall be liable for any claims against any other Fund. The Trust and Turner Investments, L.P. specifically acknowledge and agree that any liability of the Trust under this Plan with respect to a particular Fund, or in connection with the transactions contemplated herein with respect to a particular Fund, shall be discharged only out of the assets of the particular Fund and that no other portfolio of the Trust shall be liable with respect thereto.

6.  The Trust, by consent of its Board of Trustees, or an officer authorized by such Board of Trustees, may waive any condition to the obligations of the Transferor Fund or Surviving Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Transferor Fund and the Surviving Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed all as of the day and year first above written.

THE TURNER FUNDS
on behalf of the Turner All Cap Growth Fund and the
Turner Midcap Growth Fund

By  /s/ Stephen J. Negrotti

Name: Stephen J. Negrotti
Title: President

Turner Investments, L.P. hereby agrees to join this Plan of Reorganization solely for purposes of Article E(4) and (5) of the Plan

TURNER INVESTMENTS, L.P.

By:  /s/ Brian F. McNally

Name: Brian F. McNally
Title: General Counsel and Chief Compliance Officer, Principal

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY. YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS. RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.

(Please detach at perforation before mailing)

PROXY CARD

TURNER FUNDS

SPECIAL MEETING OF SHAREHOLDERS August 22, 2014

TURNER ALL CAP GROWTH FUND

The undersigned, hereby appoints Brian F. McNally and Stephen J. Negrotti as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner All Cap Growth Fund (the “Fund”) of the Turner Funds, to be held at the offices of Turner Investments , L.P., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on August 22, 2014, at 11:00 a.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the “Meeting”) all shares of beneficial interest of the Fund that the undersigned would be entitled to vote if personally present at the Meeting on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY 3, 2014

VOTE VIA THE INTERNET: www.proxyvote.com

VIA THE TELEPHONE: 1-800-690-6903

CONTROL NUMBER:

NOTE: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

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PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.

(Please detach at perforation before mailing)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TURNER FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

EXAMPLE: ☒

	FOR	AGAINST	ABSTAIN
1.

To approve a Plan of Reorganization which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Turner All Cap Growth Fund (the “All Cap Growth Fund”) to the Turner Midcap Growth Fund (the “Midcap Growth Fund”) in exchange for Investor Class Shares of the Midcap Growth Fund; and (2) the distribution of the Investor Class Shares of the Midcap Growth Fund to the shareholders of Investor Class Shares of the All Cap Growth Fund in liquidation of the All Cap Growth Fund.

	☐	☐	☐

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PART B

TURNER FUNDS

Turner Midcap Growth Fund

Statement of Additional Information

July 3, 2014

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
Turner All Cap Growth Fund	Turner Midcap Growth Fund
(the “All Cap Growth Fund”)	(the “Midcap Growth Fund”)

(each, a series of the Turner Funds)

1205 Westlakes Drive

Suite 100

Berwyn, Pennsylvania 19312

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated July 3, 2014 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the All Cap Growth Fund which is scheduled to be held on August 22, 2014.  A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling the Turner Funds toll free at 1-800-224-6312.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.  The Reorganization (as defined below) is expected to occur in accordance with the terms of the Plan of Reorganization.

General Information:

This SAI and the Proxy Statement/Prospectus are related to the proposed acquisition of all of the assets of the All Cap Growth Fund by the Midcap Growth Fund and the assumption by the Midcap Growth Fund of all of the liabilities of the All Cap Growth Fund, in exchange for Investor Class Shares of the Midcap Growth Fund having an aggregate value equal to the net asset value of Investor Class Shares of the All Cap Growth Fund as of the close of business on the business day immediately preceding the effective time of the Reorganization; the distribution of the Midcap Growth Fund’s Investor Class Shares to each holder of the All Cap Growth Fund’s Investor Class Shares, as of the effective time of the Reorganization; and the complete liquidation of the All Cap Growth Fund (collectively, the “Reorganization”).

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Incorporation of Documents By Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

(1)                                 Statement of Additional Information of the Turner Funds dated January 31, 2014 (previously filed on EDGAR, Accession No. 0001104659-14-004614), as supplemented April 17, 2014 (previously filed on EDGAR, Accession No. 0001104659-14-028464).

(2)                                 The audited financial statements and related report of the independent registered public accounting firm included in the Turner Funds’ Annual Report to Shareholders for the fiscal year ended September 30, 2013 (previously filed on EDGAR, Accession No. 0001104659-13-088796).  No other parts of the Annual Report are incorporated herein by reference.

Pro Forma Financial Statements

Pro forma financial information has not been prepared for the Reorganization because the net asset value of the All Cap Growth Fund does not exceed ten percent of the Midcap Growth Fund’s net asset value, both of which are measured as of May 30, 2014.

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